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                   THIRD AMENDMENT TO CREDIT AGREEMENT

                    Suburban Ostomy Supply Co., Inc.
                   St. Louis Ostomy Distributors, Inc.
                      Patient Care Medical Sales

THIS THIRD AMENDMENT TO CREDIT AGREEMENT (the or this "Third Amendment") is dated as of October 8, 1996 by and between SUBURBAN OSTOMY SUPPLY CO., INC., ("Suburban") a Massachusetts corporation, ST. LOUIS OSTOMY DISTRIBUTORS, INC. ("St. Louis"), a Missouri Corporation, PATIENT CARE MEDICAL SALES ("Patient Care") a California corporation and THE FIRST NATIONAL BANK OF BOSTON (the "Lender") a national banking association. Suburban, St. Louis and Patient Care, jointly and severally sometimes referred to herein as the "Borrower".

As of July 3, 1995 Suburban and the Lender entered into a revolving reducing loan arrangement of up to Sixteen Million Dollars ($16,000,000.00) the Original Loan. Original Loan was evidenced by a revolving credit note (the "Original Note") dated July 3, 1995 in the original principal amount of Sixteen Million Dollars ($16,000,000.00) made by Suburban to the order of Lender. Suburban and the Lender entered into a Credit Agreement (the "Original Credit Agreement") dated as of July 3, 1995 and Advances are made subject to and in accordance with the Original Credit Agreement.

On July 22, 1996 the Lender and Suburban entered in an increase ("First Loan Increase") of the Original Loan of up to Nine Million Dollars ($9,000,000.00) and amended the Original Note by A First Amendment to Promissory Note (The "First Note Amendment") on January 22, 1996. In connection with the First
Loan Increase the Lender and Suburban and St. Louis entered into a First Amendment to Credit Agreement (The "First Amendment to Credit Agreement") to amend the Original Credit Agreement, inter alia, to account for the First Loan Increase, to revise certain covenants and to include St. Louis as a co-borrower. Suburban used a portion of the proceeds of the Original Loan and the First
Loan Increase to purchase all the capital stock of  St. Louis.

On June 14, 1996, the Lender and Suburban and St. Louis entered into a further increase the ("Second Loan Increase") of up to Five Million Dollars ($5,000,000.00). In connection with the Second Loan Increase, Lender, Suburban, St. Louis and Patient Care entered into a Second Amendment to Credit Agreement (the "Second Amendment to Credit Agreement") to amend the Original Credit Agreement and the First Amendment to Credit Agreement, inter alia, to account for the Second Loan Increase and to include Patient Care as a co-borrower.

Suburban used a portion of the proceeds of the Second Loan Increase to purchase all the capital stock of Patient Care.

As of the date hereof, the Lender and the Borrower are entering into a Third Amendment to Credit Agreement (the "Third Amendment to Credit Agreement") to modify the pricing provisions and to revise certain of the financial covenants.

The Original Credit Agreement, as amended by the First Amendment to Credit Agreement as amended by the Second Amendment to Credit Agreement as amended by this Third Amendment to Credit Agreement, as may be further amended, supplemented or modified or recast from time to time, is referred to herein

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as the "Credit Agreement".  Capitalized terms not otherwise defined herein shall have the meaning given such term ending Credit Agreement.

NOW THEREFORE in consideration of the Third Amendment to Credit Agreement and the mutual Premises herein contained the parties hereto agrees as follows:

  1. Amendment to Section 1.1 Definitions. The following definitions are hereby added to Section 1 of the Credit Agreement:

    LIBOR Rate Applicable Margin. The percentage determined as set forth below, at any time during the period that the Leverage Ratio is at the level set forth below:

    Leverage Ratio                            LIBOR Rate Applicable Margin
    --------------------------------          ----------------------------
    greater than or equal to 2.25:1.0                    1.75%
    greater than or equal to 2.00:1.0
        but less than 2.25:1.0                           1.50%
    greater than or equal to 2.00:1.0
        but less than 1.50:1.0                           1.25%
    less than 1.50:1.0                                   1.00%

  2. Amendment to Section 2.2 Commitment Fee. Section 2.2 is hereby amended by deleting the words and phrases "3/8 of one percent (0.375%) in the first sentence of such section and inserting the following in lieu thereof "one quarter of one percent (0.25%)".

  3. Section 2.5 interest on revolving credit loans. Section 2.5 is hereby amended to delete the paragraphs therein contained and insert the following in lieu thereof:

    Unless an Event of Default shall have occurred and the Default Rate applies as provided in Section 4.7, and subject to the limitation as to the number of different maturities of LIBOR Rate Loans outstanding at any one time, set forth in Section 2.6, all Revolving Credit Loans shall bear interest per annum, at the election of the Borrower, of either:

      (i)  the Base Rate; or

      (ii)  Reserve Adjusted LIBOR plus the LIBOR Rate Applicable Margin.

  4.  Section 9.1 Senior Debt Service Coverage.  Section 9.1 is hereby deleted.

  5. Section 9.3 Total Debt Service Coverage. Section 9.3 is hereby amended to delete the words and phrases herein contained and insert the following in lieu thereof:

    "The Borrower shall maintain at the end of each fiscal quarter commencing with the calculation made on the fiscal quarter ending on or about June 30, 1996, the ratio of Operating Cash Flow to Total Debt Service for the period of the four (4) consecutive quarters of Borrower then ending of not less than 1.5:1.0."

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  6.  Section 9.4 Leverage Ratio.  Section 9.4 is hereby amended to delete the words and phrases therein contained and insert the following in lieu thereof:

    "The Borrower shall maintain, at all times, a ratio of (x) Total Debt to
    (y) the sum of EBITDA for the period of the four (4) consecutive quarters of the Borrower then ending, of not more than 3.5:1.0 which amount shall reduce to 3.0:1.0 for the quarter ending November 30, 1997 and thereafter."

  7.  Section 9.5 Minimum Trading Assets.  Section 9.5 is hereby deleted.

  8. Conditions Precedent to Effectiveness of this Third Amendment. The following shall be a conditions precedent to the provisions of this Third Amendment to Credit Agreement being effective:

    (i)  no Event of Default shall have occurred;

    (ii) Suburban shall have completed its initial public offering ("IPO") by raising and paying to Suburban a minimum of $40,000,000.00 from the public market; and

    (iii) all preferred stock existing and outstanding and all Subordinated Debt existing and outstanding on the day immediately prior to the com-pletion of the IPO shall have been repaid in full.

  9. Ratification. The Loan Documents shall otherwise remain unaltered, ratified, confirmed, and in full force and effect. Borrower also ratifies and confirms the Note.

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          [SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

IN WITNESS WHEREOF the parties hereto have set their hand and seal as of the date first above written.

THE FIRST NATIONAL BANK OF BOSTON

By: /s/ Gregory G. O'Brien
-------------------------------
Name:  Gregory G. O'Brien
Title:  Managing Director
Hereunto Duly Authorized

Witness: /s/ James R. Kane
-------------------------------



SUBURBAN OSTOMY SUPPLY CO., INC.

By:  /s/ Donald H. Benovitz
-------------------------------
Name:  Donald H. Benovitz
Title:  President
Hereunto Duly Authorized

Witness:  /s/ Stephen N. Aschettino
-------------------------------------


ST. LOUIS OSTOMY DISTRIBUTORS, INC.

By:  /s/ Stephen N. Aschettino
-------------------------------------
Name:  Stephen N. Aschettino
Title:  Treasurer
Hereunto Duly Authorized

Witness:  /s/ Donald H. Benovitz
-------------------------------------


PATIENT CARE MEDICAL SALES

By:  /s/ Stephen N. Aschettino
-------------------------------------
Name:  Stephen N. Aschettino
Title:  Treasurer
Hereunto Duly Authorized

Witness:  /s/ Donald H. Benovitz
-------------------------------------

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